o FSS1 PA-1

                         SUPPLEMENT DATED MARCH 15, 2003
                  TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF

                 FRANKLIN CAPITAL GROWTH FUND - ADVISOR CLASS

               FRANKLIN STRATEGIC SERIES (FSS1) - ADVISOR CLASS
       (Franklin Aggressive Growth Fund, Franklin Large Cap Growth Fund, Franklin Small Cap Growth Fund II and Franklin Small-Mid Cap Growth Fund)

The prospectus is amended as follows:

I. The eighth bullet point under the section "Qualified Investors" is replaced with the following:

 o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.

II. The following paragraph is added to the section "Qualified Investors":

 o Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial or additional minimums.

               Please keep this supplement for future reference.